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Exhibit 99.1

NASCENT FOODSERVICE, INC. APPOINTS THOMAS J. SOUCY TO BOARD OF DIRECTORS

SAN DIEGO, Calif--August 19, 2008--Nascent Wine Company, Inc. (OTCBB: NCTW), dba Nascent Foodservice, Inc., the only nationwide distributor of imported products in Mexico, announced today that Thomas J. Soucy, has been appointed as an independent member of the Company's Board of Directors, effective August 19, 2008. Mr. Soucy was also appointed to the Board's Audit Committee as a financial expert.

"Tom is great addition to our Board of Directors as he brings over thirty years of corporate finance and accounting experience with public and private entities," said Sandro Piancone, Chief Executive Officer of Nascent Foodservice. "We welcome the financial expertise that Tom brings to the Board and look forward to benefitting from his many years of industry experience and insight as we build upon our position as the leading distributor of imported products in Mexico."

Mr. Soucy currently serves as Corporate Controller of North American Scientific, Inc. (NASDAQ: NASM), a publicly-traded developer of medical devices. Prior to joining North American Scientific, from January 2005 to December 2006, he served as a consultant to various publicly-traded companies with the Robert Half, Inc. Consulting Group, and prior, from March 1998 to July 2003, as a Principal in his private practice as a Certified Public Accountant and Consultant. Mr. Soucy has also held positions as Chief Financial Officer, Chief Operating Officer, Controller and Financial Reporting Specialist for a number of entities in the private and public arenas. Mr. Soucy earned his B.S. degree in Accounting from the University of Massachusetts in Lowell, Massachusetts and his M.B.A. from Loyola Marymount University in Los Angeles, California.



ABOUT NASCENT FOODSERVICE, INC.

Nascent Wine Company Inc. dba Nascent Foodservice is the only nationwide distributor of imported products in Mexico, marketing and distributing over 2,000 national and proprietary brand food and non-food products. Nascent Foodservice also has the exclusive right to distribute Miller Beer in Baja California, Mexico. In addition, Nascent sells select products from Nestle, Ferrarelle Water, Cora Italian Food Products, Avasoft Ice Cream, Mitsuki Asian products, Bonet European products, and Jolly Rancher Soda, Nery's cheese products, among others.

Nascent is focused on acquiring the most profitable and well positioned distributors in Mexico with the best food and beverage portfolios in the country. Nascent is currently servicing over 240,000 sales points including supermarkets, convenience stores and foodservice accounts like Wal-Mart, Costco, Soriana, Comercial Mexicana, AM/PM, 7-ELEVEN, OXXO and many more. Nascent Foodservice trades on the OTC Bulletin Board as Nascent Wine Company, Inc., ticker symbol NCTW.OB. For more information about Nascent Foodservice, go to www.nascentfoodservice.com.

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FORWARD LOOKING STATEMENTS

STATEMENTS MADE IN THIS PRESS RELEASE THAT EXPRESS THE COMPANY'S OR MANAGEMENT'S INTENTIONS, PLANS, BELIEFS, EXPECTATIONS OR PREDICTIONS OF FUTURE EVENTS, ARE FORWARD-LOOKING STATEMENTS. THOSE STATEMENTS ARE BASED ON MANY ASSUMPTIONS AND ARE SUBJECT TO MANY KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE THE COMPANY'S ACTUAL ACTIVITIES, RESULTS OR PERFORMANCE TO DIFFER MATERIALLY FROM THOSE ANTICIPATED OR PROJECTED IN SUCH FORWARD-LOOKING STATEMENTS. IN LIGHT OF SIGNIFICANT RISKS AND UNCERTAINTIES INHERENT IN FORWARD-LOOKING STATEMENTS INCLUDED HEREIN, THE INCLUSION OF SUCH STATEMENTS SHOULD NOT BE REGARDED AS A REPRESENTATION BY THE COMPANY THAT IT WILL ACHIEVE SUCH FORWARD-LOOKING STATEMENTS. FOR FURTHER DETAILS AND A DISCUSSION OF THESE AND OTHER RISKS AND UNCERTAINTIES, PLEASE SEE OUR MOST RECENT REPORTS ON FORM 10-KSB AND FORM 10-QSB, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AS THEY MAY BE AMENDED FROM TIME TO TIME. THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE ANY FORWARD-LOOKING STATEMENT, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS, OR OTHERWISE.

INVESTOR RELATIONS CONTACT:
ICR, Inc.
John Mills, 310-954-1100
jmills@icrinc.com
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